EXHIBIT 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
OF
CYTTA CORP.
AS OF SEPTEMBER 30, 2008

CYTTA CORP. AND SUBSIDIARY
INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the acquisition of  Ophthalmic International, Inc. (Ophthalmic) by CYTTA Corp. (CYTTA) as a reverse acquisition in the form of a recapitalization.

The unaudited pro forma consolidated financial statements present the combined financial position and results of operations of CYTTA and Ophthalmic as they would have appeared had the acquisition occurred prior to the September 30, 2008 year-end for the purposes of the unaudited pro forma combined balance sheets, statements of operations, stockholders' equity (deficit) and cash flows.

These unaudited pro forma consolidated financial statements are for informational purposes only.  They do not purport to indicate the results that would have actually been obtained had the acquisition been completed on the assumed date, nor do they purport to represent results of operations for any future period or financial position for any future date. These statements do not reflect any cost savings or other benefits that may be obtained through synergies among the operations of CYTTA and Ophthalmic.

The unaudited pro forma consolidated financial statements have been derived from and should be read together with the audited consolidated financial statements, including related notes, of CYTTA and Ophthalmic for the year ended September 30, 2008, as filed with the Securities and Exchange Commission.

CYTTA CORP. AND SUBSIDIARY
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
As of September 30, 2008

				Pro Forma		Pro Forma
	CYTTA		Ophthalmic	Adjustments	Note	Combined

ASSETS

CURRENT ASSETS
Cash and cash equivalents		$34,536	$283	$		$34,819
Accounts receivable			45,684			45,684
Inventory			4,624			4,624
Total Current Assets		34,536	50,591	–		85,127

Property and equipment, net		–	4,268			4,268

OTHER ASSETS
Deposits		–	4,520			4,520
TOTAL ASSETS		$34,536	$59,379	$–		$93,915

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Notes payable - related parties	$		$260,860	$		$260,860
Notes payable			180,000			180,000
Accounts payable		9,165	24,435			33,600
Accrued interest			30,427			30,427
Accrued taxes			163,794			163,794
TOTAL LIABILITIES		9,165	659,516	–		668,681

Preferred Stock, $0.001 par value, 100,000,000 shares authorized and 0 shares outstanding at September 30, 2008		–	–	–		–
Common Stock, $0.001 par value, 400,000,000 shares authorized; 80,200,000 shares issued and outstanding at September 30, 2008, pro forma basis		6,050	100	56,000	A	80,200
				18,150	B
				(100)	C
Additional paid in capital		79,950	12,263,076	(56,000)	A	12,268,976
				(18,150)	B
				100	C
Accumulated deficit		(60,629)	(12,863,313)	–		(12,923,942)

TOTAL STOCKHOLDERS' EQUITY(DEFICIT)		25,371	(600,137)	–		(574,766)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		$34,536	$59,379	$–		$93,915

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CYTTA CORP. AND SUBSIDIARY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended September 30, 2008

			Pro Forma		Pro Forma
	CYTTA	Ophthalmic	Adjustments	Note	Combined

PRODUCT REVENUES	$–	$113,735	$–		$113,735

Cost of Product Revenues	–	47,436	–		47,436

GROSS PROFIT	–	66,299	–		66,299

OPERATING EXPENSES
Salaries and wages	–	50,200	–		50,200
Legal and professional fees	14,160	24,581	–		38,741
FDA expense	–	–	–		–
Rent expense	–	45,200	–		45,200
Miscellaneous expense	20,122	133,107	–		153,229

TOTAL OPERATING EXPENSES	34,282	253,088	–		287,370

LOSS FROM OPERATIONS	$(34,282)	$(186,789)	$–		$(221,071)

OTHER INCOME (EXPENSES)
Other Income	–	11,166	–		11,166
Interest expense	–	(43,434)	–		(43,434)

TOTAL OTHER INCOME (EXPENSES)	–	(32,268)	–		(32,268)

NET LOSS BEFORE TAXES	$(34,282)	$(219,057)	$–		$(253,339)

Provision for Income Taxes	–	–	–	D	–

NET LOSS	$(34,282)	$(219,057)	$–		$(253,339)

Basic Loss per Share	(0.01)				(0.00)

Weighted Average Shares Outstanding	6,050,000				80,200,000

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CYTTA CORP. AND SUBSIDIARY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
Year Ended September 30, 2008

			Additional		Stockholders'
	Common Stock		Paid-in	Accumulated	Equity
	Shares	Par Value	Capital	Deficit	(Deficit)

BALANCE AT SEPTEMBER 30, 2008 (1)
CYTTA	24,200,000	24,200	79,950	(60,629)	43,521

Issuance of Common Stock (2)	56,000,000	56,000	12,189,026	(12,644,256)	(399,230)

Net loss - Ophthalmic International, Inc.	–	–	–	(219,057)	(219,057)

BALANCE AT SEPTEMBER 30, 2008
PRO FORMA	80,200,000	80,200	12,268,976	(12,923,942)	(574,766)
___________________

(1)
CYTTA completed a 4-for-1 stock split of its common shares on December 4, 2008. All prior period common share and per common share amounts have been retroactively adjusted to reflect the 4-for-1 stock split.

(2)	The issuance of 56,000,000 shares on December 5, 2008 is shown to reflect the shares issued to effect the acquisition of Ophthalmic, on a pro forma basis.

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CYTTA CORP. AND SUBSIDIARY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
Year Ended September 30, 2008

September 30,
2008
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:

OPERATING ACTIVITIES:
Net Loss	$(253,339)
Adjustments to reconcile net income to net
cash provided (used) by operating activities:
Depreciation	798

Changes in Assets and Liabilities:
Prepaids	818
Accounts Receivable	(38,394)
Inventory	3,160
Accounts payable	23,942
Accrued interest	25,684

NET CASH USED IN OPERATING ACTIVITIES	$(237,331)

FINANCING ACTIVITIES:
Proceeds from borrowings	206,360

NET CASH PROVIDED BY FINANCING ACTIVITIES	$206,360

NET CHANGE IN CASH & CASH EQUIVALENTS	(30,971)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	65,790

CASH AND CASH EQUIVALENTS AT SEPTEMBER 30, 2008	$34,819

Supplemental disclosure of cash flow information:

Cash paid during the three months for:
Interest	$17,750

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CYTTA CORP. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

ORGANIZATION

Ophthalmic International, Inc. (“Ophthalmic”) was incorporated in March 1997 in the state of Nevada. Ophthalmic had been a wholly-owned subsidiary of Coronado Industries, Inc. until January 26, 2007, when Ophthalmic was purchased from Coronado Industries, Inc. for cash and other consideration.

CYTTA Corp. (“CYTTA”) was incorporated on May 30, 2006 under the laws of the State of Nevada. It is located in Vancouver, British Columbia, Canada. The accounting and reporting policies of CYTTA conform to accounting principles generally accepted in the United States of America. CYTTA's fiscal year end is September 30.

On December 5, 2008, CYTTA acquired Ophthalmic pursuant to an Agreement of Share Exchange and Plan of Reorganization (the “Agreement”) with Ophthalmic. Pursuant to the Agreement, CYTTA agreed to issue an aggregate of 56,000,000 shares of its restricted common stock to all of the shareholders of Ophthalmic in exchange for all the issued and outstanding shares of common stock of Ophthalmic.

The exchange of shares has been accounted for as a reverse acquisition in the form of a recapitalization, with Ophthalmic as the “accounting acquirer” and the surviving entity. After the acquisition, Ophthalmic retained the “legal acquirer” name of CYTTA Corp. (the “Company”) and the fiscal year end of September 30. Operations after the acquisition will be based in Fountain Hills, Arizona where the Company intends to manufacture and market a patented Vacuum Fixation Device and patented suction rings to major medical supply companies and health care providers throughout the world.

GOING CONCERN

The Company’s pro forma consolidated financial statements are presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has not made an operating profit since 1996. Further, the Company has a pro forma working capital deficit of $(583,554) and a pro forma negative net worth of $(12,923,942) as of September 30, 2008.

The pro forma consolidated financial statements do not include any adjustments to reflect the possible future effects of the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the uncertainty of the Company’s ability to continue as a going concern.

CYTTA CORP. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

STOCKHOLDERS’ EQUITY

The accumulated deficit for Ophthalmic had been previously reported with Coronado Industries, Inc. on a consolidated basis through September 30, 3006. Due to the integral nature of accounting for the consolidated companies, assumptions have been made to calculate the amount of the accumulated deficit attributable to Ophthalmic as a stand-alone company. The calculations were performed by reviewing the reported income statements for Coronado Industries, Inc. from 1996 to 2006. The yearly net losses that would be attributable to Ophthalmic were determined by taking the consolidated loss of Coronado Industries, Inc. and adding back for any clinic losses, 20% of Ophthalmic's Chairman’s salary, legal and professional fees, promotion, media and marketing expenses, sale of a clinic, and certain rent expenses that would have been associated with Coronado Industries, Inc. only. The difference would be the loss attributable to Ophthalmic. See Note 8 below for details of the calculations.

NOTE 2 – EQUITY

On December 4, 2008, CYTTA completed a 4-for-1 forward stock split which brought the shares outstanding of CYTTA from 6,050,000 to 24,200,000.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the acquisition and are expected to have a continuing impact on the combined results. Accordingly, the adjustments presented on the pro forma consolidated financial statements have been identified and presented in accordance with their timing to provide relevant information for an accurate understanding of the combined company upon finalizing the transaction.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the financial position, results of operations, cash flows and changes in stockholders’ equity (deficit) of the Company and its wholly-owned subsidiary. All material intercompany transactions, accounts and balances have been eliminated.

CYTTA CORP. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN CURRENCY TRANSACTIONS

CYTTA’s functional currency before the date of the acquisition was the Canadian Dollar.  The Company’s reporting currency is the U.S. Dollar.  All transactions initiated in Canadian Dollars are translated to U.S. Dollars in accordance with SFAS No. 52, “Foreign Currency Translation,” as follows:

(i)	Monetary assets and liabilities at the rate of exchange in effect at the balance sheet date;
(ii)	Equity at historical rates; and
(iii)	Revenue and expense items at the average rate of exchange prevailing during the period.

Adjustments arising from such translations are deferred until realization and are included as a separate component of stockholders’ equity (deficit) as a component of comprehensive income or loss.  Therefore, translation adjustments are not included in determining net income (loss) but reported as other comprehensive income.

For foreign currency transactions, the Company translates these amounts to the Company’s functional currency at the exchange rate effective on the invoice date.  If the exchange rate changes between the time of purchase and the time actual payment is made, a foreign exchange transaction gain or loss results which is included in determining net income for the period.

No significant realized exchange gains or losses were recorded from inception May 30, 2006 to September 30, 2008.

CYTTA CORP. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

COMPREHENSIVE INCOME (LOSS)

SFAS No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements.  From inception May 30, 2006 to September 30, 2008, the Company had no items of other comprehensive income.  Therefore, net loss equals comprehensive loss from inception May 30, 2006 to September 30, 2008.

STOCK-BASED COMPENSATION

The Company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123(R), “Share-Based Payment,” which establishes accounting for equity instruments exchanged for employee services.  Under the provisions of SFAS 123(R), stock-based compensation cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employees’ requisite service period (generally the vesting period of the equity grant).  The Company accounts for share-based payments to non-employees in accordance with SFAS 123 (as originally issued) and Emerging Issues Task force Issue No 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services.”

REVENUE RECOGNITION

The Company recognizes revenue based on guidance provided in Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition,” and in accordance with Emerging Issues Task Force (“EITF”) Issue No. 00-21, “Revenue Arrangements with Multiple Deliverables.”  The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, our price is fixed or determinable, and collectibles is reasonably assured. We recognize revenue on our standard products when title passes to the customer upon shipment. The standard products do not have customer acceptance criteria. The Company has standard rights of return that are accounted for as a warranty provision under SFAS No. 5, “Accounting for Contingencies.”  The Company does not have any price protection agreements or other post shipment obligations. For custom equipment where customer acceptance is part of the sales agreement, revenue will be recognized when the customer has accepted the product. In case where custom equipment does not have customer acceptance as part of the sales agreement, revenue will be recognized upon shipment, as long as the system meets the specifications as agreed upon with the customer. Certain transactions may have multiple deliverables, with the deliverables clearly defined. To the extent that the secondary deliverables are other than perfunctory, the Company will recognize the revenue on each deliverable, if separable, or on the completion of all deliverables, if not separable.

CYTTA CORP. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

LOSS PER SHARE

Basic loss per share includes no dilution and is computed by dividing loss to common stockholders by the weighted average number of common shares outstanding for the period.

NOTE 4 – PRO FORMA ADJUSTMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma consolidated balance sheet at September 30, 2008 and the unaudited pro forma consolidated statement of operations for the year then ended, to reflect the combination of CYTTA Corp. and Ophthalmic International, Inc.

A.	To record the issuance of stock for 100% of the outstanding shares of Ophthalmic.
B.	To record 4-for-1 stock split by CYTTA.
C.	To eliminate common stock.
D.	There is no income tax provision for September 30, 2008 due to the carryover of operating losses.

NOTE 5 – PROPERTY & EQUIPMENT

At September 30, 2008, property and equipment consists of the following:

2008

Office furniture and equipment	$58,433
Machinery and equipment	15,613
Leasehold improvements	3,000
77,046
Less: accumulated depreciation	(72,778)
Net property and equipment	$4,268

Depreciation expense was $798 for the year ended September 30, 2008.

CYTTA CORP. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 –  INVENTORY

As of September 30, 2008, inventory consisted of the following:

2008

Raw materials	$4,624
Finished goods	–
$4,624

NOTE 7 –  RELATED PARTY TRANSACTIONS

As of September 30, 2008, notes payable to related parties consist of the following:

2008

10% for the first 90 days and 12% per annum, thereafter, note payable to stockholders, principal and interest due at various time	$249,860
18% per annum note payable to a stockholder, principal an interest due on demand; unsecured	11,000
260,860
Less: Current Portion	(260,860)
$–

CYTTA CORP. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 – SHAREHOLDERS’ EQUITY

The following is the calculation of the September 30, 2006 Ophthalmic accumulated deficit:

							Adjusted
	Coronado	Adjustments					Ophthalmic
	Industries, Inc.			Public Rel.			International,
	Consolidated	Salaries/	Clinic	Legal/	General/		Inc.
Year	Income/(Loss)	Options	Expense	Professional	Admin.		Income/(Loss)

1997	(829,702)	20,000	243,629		122,255	1	$(443,818)
1998	(1,622,014)	20,000	220,181		298,945	1	(1,082,888)
1999	(1,171,734)	30,000	99,613	252,529			(789,592)
2000	(3,580,799)	49,800		1,353,433			(2,177,566)
2001	(1,779,787)	36,240		309,743			(1,433,804)
2002	(1,481,121)	36,000		286,432			(1,158,689)
2003	(1,324,328)	38,500		289,450			(996,378)
2004	(2,094,936)	30,000		424,769			(1,640,167)
2005	(2,258,179)	313,500		584,978			(1,359,701)
09/30/2006	(3,352,279)	1,724,325		576,059			(1,051,895)
	(19,494,879)	2,298,365	563,423	4,077,393	421,200		(12,134,498)

		Other Adjustments:		Sale of Clinic			38,747
				Rent Expense			36,000

	September 30, 2006 Ophthalmic Accumulated Deficit:						$(12,059,751)
__________
1.
In 1997 and 1998, legal and professional and public relation expenses had been included under the line item general and administrative expenses. To solve this issue a percentage had to be calculated to estimate how much of the total general and administrative expenses would actually represent legal & professional and public relation expenses. The percentage was obtained by taking a total average of each of the average legal and professional and public relation expenses to total general and administrative expenses for the years 1999, 2001 through 2005. Years 2000 and 2006 were not used because the total general administrative expenses were abnormally large in comparison to the other years and would have caused a less accurate estimate. The percentage of legal and professional and public relation expenses that would have been attributable to Coronado Industries, Inc. as unconsolidated was estimated to be 21.555%.

CYTTA CORP. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 – COMMITMENTS

OPERATING LEASES

Ophthalmic moved operations to new facilities in November 2004 at which time it entered into a non-cancelable lease agreement for office space in Fountain Hills, Arizona commencing December 1, 2004 through December 15, 2009. Monthly rent payments are $4,520.

Future minimum lease payments under Ophthalmic’s operating lease as of September 30, 2008 are as follows:

Year Ending September 30:

2009	54,240
2010	13,560
Future minimum lease payments	$67,800

For the year ended September 30, 2008, rent expense under the lease agreements was $45,200.

NOTE 10 – NOTE PAYABLES

2008

15% per annum note payables to Robert Suliot, principal and interest payable on demand	$100,000
12% per annum note payable to Victor Webb, principal and interest payable on demand	20,000
15% per annum note payable to Vickie Goulette, principal and interest payable on demand	60,000
180,000
Less: current portion	(180,000)
$–